UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2014


                                  SOLAR3D, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-49805                01-0592299
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      IRS Employer
 incorporation or organization)                              Identification No.)

              26 West Mission Avenue #8
                  Santa Barbara, CA                            93101
      ------------------------------------------            ------------
       (Address of Principal Executive Offices)              (Zip Code)

                                 (805) 690-9000
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]     Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
-----------------------------------------------------

         Effective November 3, 2014, Solar3D, Inc. (the "Company") entered into an asset purchase agreement (the "APA") with MD Energy, LLC, a Nevada limited liability company (`MDE") and the members of MDE who hold 100% of the outstanding membership interests. MDE is engaged in energy, infrastructure, electrical and building construction. The parties anticipate that the acquisition will close in February 2015, subject to the satisfaction of all closing conditions.

         Pursuant to the terms of the APA, the Company will acquire tangible and intangible assets of MDE, including cash and cash and cash equivalents. The Company will assume certain liabilities under contracts of MDE that are assumed by the Company at closing, to the extent the liabilities arise after the closing of the acquisition (the "Closing"). The purchase price of $3,800,000 will comprise of $1,000,000 in cash payable at the Closing and the issuance of a convertible promissory note in the principal amount of $2,800,000 (the "Note"). The cash payment is subject to adjustment based upon the working capital of MDE at the Closing.

         The APA contemplates that the Company will enter into employment agreements with the members of MDE, who will also agree to covenants not to compete during the term of their employments or any other position held with the Company.

         The foregoing description is a summary only, does not purport to set forth the complete terms of the APA, the Note or any other related ancillary documents which are exhibits to the APA, and is qualified in its entirety by reference to the APA filed as an exhibit to this Current Report.

         The Company issued a press release with respect to the foregoing, a copy of which is included as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)      Exhibits

                  Exhibit Number    Description
                  --------------    -------------------------------------
                  99.1              Press Release issued November 6, 2014


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOLAR3D, INC.


Date: November 6, 2014                By:  /s/ James B. Nelson
                                           -------------------------------------
                                           Name: James B. Nelson
                                           Title: Chief Executive Officer





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